UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2022

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2022, the Board of Directors appointed Xun (Kenneth) Li as chief financial officer of Power Solutions International, Inc. (“the Company”), effective August 29, 2022, succeeding Matthew Thomas who had been serving in an interim role since April 2022. Mr. Thomas will resume his role as corporate controller.

Mr. Li is an accomplished executive who has more than 20 years of professional experience in the areas of finance, accounting, financial planning & analysis, internal controls and strategy, among others. Most recently, Mr. Li served as chief financial officer for ND Paper, a leading pulp, packaging and paper company, from 2020 to August 2022, where he was a member of the executive leadership management team with primary responsibility for finance, accounting, tax, auditing, treasury, risk management, internal audit, and strategic planning, among other areas, and served as a strategic advisor to the CEO. Prior to this role, Mr. Li was with Caterpillar Inc., a publicly traded company on the NYSE, from 2008 through 2020, where he served in various financial leadership positions, the most recent of which was chief financial officer of the global mining machine product group from 2013 to 2020. Prior to Caterpillar, Mr. Li was with Ford Motor Company, a publicly traded company on the NYSE, where he held finance leadership roles of increasing responsibility, from 2003 to 2008.

Mr. Li holds an MBA with high distinction and an M.S. in Accounting, both from the University of Michigan. He also holds an M.S. in Mechanical Engineering from the University of Oklahoma and a B.S. in Mechanical Engineering from Shanghai JiaoTong University. Mr. Li is a certified public accountant.

There are no family relationships between Mr. Li and any of the directors or executive officers of the Company, and there are no transactions in which Mr. Li has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Li and any other person pursuant to which Mr. Li was appointed as an officer of the Company.

Employment Agreement with Kenneth Li

On August 29, 2022, the Company entered into an employment agreement with Kenneth Li (the “Employment Agreement”). The Employment Agreement provides that Mr. Li’s employment is “at will” and may be terminated at any time by either party. The Employment Agreement provides for (i) an annual base salary of $360,000, subject to increase from time to time; (ii) a sign-on bonus of $20,000; (iii) eligibility to participate in the Company Key Performance Indictor (“KPI”) plan at a target amount equal to 50% of his base salary; (iv) eligibility to participate in the Company Long Term Incentive (“LTI”) Plan with a target LTI bonus equal to 60% of his Base Salary; and (v) eligibility to receive an award of 30,000 Stock Appreciation Rights (“SARs Award”) with a strike price determined by the Compensation Committee at the grant date, to be vested in four equal installments on the anniversaries of the grant date. In the event that Mr. Li’s employment is terminated by the Company without Cause (as defined in the Employment Agreement) during the employment term, he will be entitled to receive, among other things, (i) severance equal to base salary for 6 months if his employment period is less than 48 months, and for 1 year if his employment period is 48 months or longer; and (ii) any unpaid awarded KPI and LTI bonuses. The Employment Agreement restricts Mr. Li from competing with the Company during the term of the agreement and for one year after termination of his employment with the Company. The Employment Agreement also restricts Mr. Li from soliciting the Company’s customers or employees during the term of the agreement and for one year after termination of his employment with the Company.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On August 29, 2022, the Company issued a press release announcing the appointment of a Chief Financial Officer, which is attached as Exhibit 99.1 hereto. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Caution Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.

The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: the impact of the ongoing COVID-19 pandemic could have on the Company’s business and financial results; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the potential acceleration of the maturity at any time of the loans under the Company’s uncommitted senior secured revolving credit facility through the exercise by Standard Chartered Bank of its demand right; the impact of rising interest rates; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks related to complying with the terms and conditions of the settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Northern District of Illinois (the “USAO”); variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the internal control matters; the Company’s obligations to indemnify past and present directors and officers and certain current and former employees with respect to the investigations conducted by the SEC, which will be funded by the Company with its existing cash resources due to the exhaustion of its historical primary directors’ and officers’ insurance coverage; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; impact on the global economy of the war in Ukraine; the impact of supply chain interruptions and raw material shortages; the potential impact of higher warranty costs and the Company’s ability to mitigate such costs; any delays and challenges in recruiting and retaining key employees consistent with the Company’s plans; any negative impacts from delisting of the Company’s common stock par value $0.001 from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s subsequent filings with the SEC.

The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. Exhibit Number Description

Exhibit No.	Description

10.1	Employment Agreement, effective as of August 29, 2022, by and between Kenneth Li and Power Solutions International, Inc.

99.1	Press Release, dated August 29, 2022, announcing the appointment of a chief financial officer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: August 29, 2022	By:	/s/ Junhua Gu
	Name:	Junhua Gu
	Title:	Interim General Counsel